EXHIBIT 10.16

2004-1 AMENDMENT TO

MEMEC, LLC EXECUTIVE DEFERRED COMPENSATION PLAN

(Amended and Restated Effective October 1, 2001)

This 2004-1 Amendment to Memec, LLC Executive Deferred Compensation Plan (Amended and Restated Effective October 1, 2001) [“Plan”] is adopted effective January 1, 2004 as follows:

1.	A new Section (b)-(1) is added in Article II to read in full as follows:

(b)-(1) “Base Salary” refers to a Participant’s base salary, as determined by the Company, that is payable to the Participant by the Company during a Plan Year.

2.	A new Section (d)-(1) is added in Article II to read in full as follows:

(d)-(1) “Bonus” refers to a Participant’s bonus, as determined by the Company, that is payable to the Participant by the Company during a Plan Year.

3.	A new Section (f)-(1) is added in Article II to read in full as follows:

(f)-(1) “Commissions” refers to a Participant’s commissions, as determined by the Company, that are payable to the Participant by the Company during a Plan Year.

4.	The last sentence of Section 4.1(a) is deleted and the following is added at the end of Section 4.1(a):

For a Plan Year, an eligible Employee who elects to participate in the Plan must defer a minimum of two thousand dollars ($2,000). For a Plan Year, an eligible Employee may defer a maximum of the following amounts that are payable during such Plan Year: (1) 50% of the Participant’s Base Salary, (2) 100% of the Participant’s Bonus, and (3) 100% of the Participant’s Commissions.

5.	Section 4.1(b) is amended to read in full as follows:

(b) Except as otherwise provided in this Section 4.1(b), an eligible Employee must submit his or her Deferral Election form pertaining to Compensation payable during a Plan Year to the Committee no later than the last day of the calendar year preceding such Plan Year. However, during the Plan Year in which an Employee first becomes eligible to participate in the Plan, the eligible Employee may make his or her election within the first 30 days after the date the Employee is notified of his or her eligibility to participate in the Plan.

IN WITNESS WHEREOF, this 2004-1 Amendment to the Plan has been executed in the State of California on this 22nd day of March, 2004.

MEMEC, LLC

By: /s/ MIKE LINDMARK

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